SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 6, 2004




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



        Delaware                   000-31989                  54-1987541
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(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
    of incorporation)                                     Identification No.)



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
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Item 9.  Regulation FD Disclosure

            Convera Corporation ("Convera" or the "Company") recently announced during its first quarter earnings conference call that the Company had embarked on an advanced development effort focused on applying the Company's existing technology to assist customers in locating contextually relevant information on the World Wide Web (the "Web"). This development effort has since progressed to a software prototype aimed at fully indexing the Web. Convera is negotiating an agreement with a service provider to host this service offering and has made capital outlays to date limited to equipment, personnel and general operating costs. Upon a successful completion of the prototype, the Company will announce a timeframe for commercial availability.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 CONVERA CORPORATION

                              By: /s/ John Polchin
                                  John Polchin
                                  Chief Financial Officer



Date:  August 6, 2004